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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          September 4, 2001
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-7182                  13-2740599
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       (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction of               File Number)           Identification No.)
        Incorporation


4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 9.  Regulation FD Disclosure

     On September 4, 2001, Merrill Lynch & Co., Inc. issued the following press release.

                  MERRILL LYNCH CHAIRMAN, CEO DAVID H. KOMANSKY
                           TO PRESENT AT MERRILL LYNCH
                BANKING & FINANCIAL SERVICES INVESTOR CONFERENCE
                                 ON SEPTEMBER 10

     NEW YORK, Sept. 4--David H. Komansky, chairman and chief executive officer of Merrill Lynch, is scheduled to deliver a presentation at Merrill Lynch's Banking & Financial Services Investor Conference on Monday, September 10 during the luncheon session, beginning between 12:30pm and 2:00pm (EDT).

     Mr. Komansky will address requirements for thriving in the financial services market of the future.

     There will be a live audio webcast of Mr. Komansky's presentation at Merrill Lynch's Investor Relations website: www.ir.ml.com. An on-demand webcast replay of the presentation should be available at www.ir.ml.com shortly thereafter.

     Merrill Lynch (NYSE: MER) is one of the world's leading financial management and advisory companies with offices in 43 countries and total client assets of about $1.6 trillion. As an investment bank, it is the top global underwriter and market maker of debt and equity securities and a leading strategic advisor to corporations, governments, institutions, and individuals worldwide. Through Merrill Lynch Investment Managers, the company is one of the world's largest managers of financial assets. For more information on Merrill Lynch, please visit www.ml.com.

     Merrill Lynch may make or publish forward-looking statements about management expectations, strategic objectives, business prospects, anticipated financial performance, and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, could cause actual results and experience to differ materially from the expectations expressed in these statements. These factors include, but are not limited to, financial market volatility, actions and initiatives by current and potential competitors, the effect of current and future legislation or regulation, and additional factors described in Merrill Lynch's 2000 Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the SEC's website, http://www.sec.gov./ Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 MERRILL LYNCH & CO., INC.
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                                                      (Registrant)




                                          By:  /s/ Andrea L. Dulberg
                                              ----------------------------------
                                                   Andrea L. Dulberg
                                                   Corporate Secretary

Date:  September 5, 2001

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